                             Prudential Value Fund
------------------------------------------------------------------------------

                     Supplement dated December 12, 2002 to
                       Prospectus dated December 28, 2001

   The following amends the sections of the prospectus entitled 'Investment Advisers and Portfolio Managers':

   Effective at the close of business December 12, 2002, Jennison Associates LLC is responsible for managing 100% of the Fund's assets.

MF